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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: October 30, 2026

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 619100

Dallas, TX

 75261-9100

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	KMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 2, 2026 (the “Closing Date”), Kimberly-Clark Corporation, a Delaware corporation (“K-C” or the “Company”), completed its previously announced acquisition of Kenvue Inc., a Delaware corporation (“Kenvue”), pursuant to the Agreement and Plan of Merger, dated as of November 2, 2025 (the “Merger Agreement”), by and among Kenvue, K-C, Vesta Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of K-C (“First Merger Sub”), and Vesta Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of K-C (“Second Merger Sub”). On the Closing Date, pursuant to the Merger Agreement, (i) First Merger Sub merged with and into Kenvue (the “First Merger”), with Kenvue surviving as a direct wholly owned subsidiary of K-C (the “Initial Surviving Company”) (the time the First Merger became effective being the “First Effective Time”), and (ii) immediately following the First Merger, and as part of the same overall transaction as the First Merger, the Initial Surviving Company merged with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of K-C and renamed “Kenvue LLC” (the “Final Surviving Company”) (the time the Second Merger became effective being the “Second Effective Time”). The events described in this Current Report on Form 8-K took place in connection with the closing of the Mergers.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note, which is incorporated into this Item 2.01 by reference, on the Closing Date, K-C completed its previously announced acquisition of Kenvue pursuant to the Merger Agreement.

At the First Effective Time, pursuant to the terms and subject to the conditions of the Merger Agreement, each share of Kenvue common stock, par value $0.01 per share (the “Kenvue Common Stock”), issued and outstanding immediately prior to the First Effective Time (other than shares of Kenvue Common Stock that were owned by K-C or Kenvue or any wholly owned subsidiary of K-C or Kenvue (or were held in treasury by Kenvue)) was converted into the right to receive (A) 0.14625 shares (the “Exchange Ratio”) of K-C common stock, par value $1.25 per share (the “K-C Common Stock” and the shares of K-C Common Stock issued in connection with the First Merger, the “Stock Consideration”), subject to cash in lieu of fractional shares, plus (B) $3.50 in cash (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”), in each case, without interest.

At the Second Effective Time, by virtue of the Second Merger and without any action on the part of any of the parties, the Initial Surviving Company or the equityholders thereof, (i) each share of common stock of the Initial Surviving Company issued and outstanding immediately prior to the Second Effective Time was automatically canceled and ceased to exist without any conversion or payment therefor and (ii) each unit of Second Merger Sub issued and outstanding immediately prior to the Second Effective Time remained issued and outstanding and represented validly issued, fully paid and nonassessable units of the Final Surviving Company, which constituted the only outstanding units of the Final Surviving Company immediately following the Second Effective Time.

No fractional shares of K-C Common Stock were issued in the Mergers, and holders of Kenvue Common Stock otherwise entitled to receive a fractional share of K-C Common Stock will receive a cash payment, without interest, in lieu thereof, based on the average of the volume-weighted average price per share of K-C Common Stock for each of the five consecutive trading days ending on (and including) the first trading day immediately prior to the Closing Date, as specified in the Merger Agreement.

In accordance with the terms of the Merger Agreement, each equity award of the Kenvue, consisting of stock options, restricted stock units, performance stock units and deferred stock units, that was outstanding immediately prior to the First Effective Time was converted into an equivalent equity award of K-C, including with respect to vesting conditions (including in connection with a qualifying termination of employment), except that performance stock units were converted into solely time-vesting restricted stock units. The number of shares of K-C Common Stock subject to each converted equity award was equal to the number of shares of Kenvue Common Stock subject to the award, with the number of shares of Kenvue Common Stock subject to any performance stock unit determined based on the greater of target and actual performance measured through the First Effective Time, multiplied by the Equity Award Exchange Ratio (as defined below), and the exercise price of each converted stock option is equal to the exercise price of the stock option of the Company divided by the Equity Award Exchange Ratio.

The “Equity Award Exchange Ratio” is a fraction, (i) the numerator of which is the sum of the Cash Consideration and an amount equal to the product of (A) the Exchange Ratio and (B) the closing price of K-C Common Stock on the trading day immediately prior to the date of the First Effective Time (the “K-C Closing Price”) and (ii) the denominator of which is the K-C Closing Price.

In respect of Kenvue Common Stock issued and outstanding immediately prior to the First Effective Time, K-C delivered or has an obligation to deliver approximately 281,060,840 shares of K-C Common Stock in the aggregate.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Important Statement Regarding the Merger Agreement

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about K-C or Kenvue or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties and covenants contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in K-C’s or Kenvue’s public disclosures.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On October 30, 2026, in connection with the Mergers, the Board approved the Kenvue Integration Program (the “Program”), which is intended to achieve certain operating profit synergies by 2030. Actions contemplated under the Program commenced on November 2, 2026 and are expected to be completed by December 31, 2029. The Program is expected to result in cumulative pre-tax charges of approximately $3.1 billion ($2.5 billion cash and $0.6 billion non-cash) over this period, with cash charges primarily related to supply chain network optimization (approximately $0.8 billion), enterprise resource planning and technology integration (approximately $0.6 billion), workforce optimization (approximately $0.4 billion), advisory services (approximately $0.4 billion) and program management and other restructuring and integration costs (approximately $0.3 billion). Non-cash charges are primarily related to supply chain network optimization. Additionally, K-C expects to spend approximately $1.4 billion in capital related to the Program through December 31, 2029.

The estimate of charges that K-C expects to incur and the timing thereof are subject to a number of assumptions and actual results may differ from current expectations. K-C may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the Program.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Pursuant to the Merger Agreement, at the First Effective Time, Richard E. Allison, Jr., Larry J. Merlo, and Kirk L. Perry (collectively, the “Kenvue Designees”), each of whom was a member of the board of directors of Kenvue prior to the First Effective Time, were appointed to the board of directors of K-C (the “Board”). K-C has agreed to take all necessary actions to nominate the Kenvue Designees for election to the Board at the annual meeting of stockholders of K-C to be held in 2027.

Also at the First Effective Time, Mr. Allison was appointed to the Audit Committee of the Board, and Mr. Merlo was appointed to the Management Development and Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Perry was not appointed to any committees of the Board.

The Kenvue Designees will participate in the outside director compensation programs described under “Director Compensation” in K-C’s Definitive Proxy Statement on Schedule 14A filed on March 23, 2026.

The Kenvue Designees have no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Resignation of Directors

At the First Effective Time, Mae C. Jemison, M.D., Christa S. Quarles and Jaime Ramirez resigned from the Board. The resignations of Dr. Jemison, Ms. Quarles and Mr. Ramirez were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices but were solely for the purpose of creating adequate vacancies on the Board to allow for the appointment of the Kenvue Designees.

Amendment of the 2021 Equity Participation Plan

Effective as of the First Effective Time, the Board amended the Company’s 2021 Equity Participation Plan (the “EPP”) to permit the Company to, in the event that the Company acquires or combines shares with another company that has shares available under a pre-existing plan approved by stockholders (and not adopted in contemplation of such acquisition or combination), issue awards under the EPP with the shares available for issuance under such pre-existing plan (as adjusted to reflect the acquisition or combination, and so long as the pre-existing plan is not adopted in connection with such acquisition or combination), subject to the limitations of Nasdaq Listing Rule 5635(c) or other applicable stock exchange rules (including with respect to the eligibility of individuals who may be granted such awards).

The foregoing description of the EPP does not purport to be complete and is qualified in its entirety by reference to the full text of the EPP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Performance Recognition and Incentive Awards

On October 30, 2026, the Management Development and Compensation Committee of the Board approved one-time, premium-priced nonqualified stock option awards (the “Performance Recognition and Incentive Awards,” or the “Awards”) under the Kimberly-Clark Corporation 2021 Equity Participation Plan (as amended, the “Plan”) to the Company’s executive officers, including its named executive officers, and other eligible employees. The grants are effective December 1, 2026 (the “Grant Date”) and were conditioned on the completion of the Company’s acquisition of Kenvue.

The grant values of the Awards for the Company’s named executive officers are as follows: Michael Hsu, Chairman and Chief Executive Officer, $6,600,000; Nelson Urdaneta, Senior Vice President and Chief Financial Officer, $2,150,000; and Jeffrey Melucci, Chief Strategy, Business Development and Administrative Officer, $1,800,000. The named executive officers’ Awards are intended to recognize their leadership in the successful completion of the Kenvue acquisition, to incentivize their continued execution of the Kenvue integration and synergy realization efforts, to closely align long-term compensation with sustained stockholder value creation, and to promote their continued service with the Company. Awards granted to additional executive officers and eligible employees are intended to achieve similar objectives, and to promote unity across the business for shared strategic objectives.

The Awards provide the executive officers and eligible employees with the opportunity to purchase Company stock with an exercise price per share that will be the greater of (i) $120.00 and (ii) 110% of the closing price of a share of the Company’s common stock on the Grant Date. The number of shares of the Company’s common stock subject to each Award will equal the grant value divided by the Black-Scholes value of a single premium priced, nonqualified stock option on the Grant Date, as determined by an independent third-party valuation firm, rounded down to the nearest whole share. The Awards have a ten-year term.

The Awards will vest and become exercisable in full on December 1, 2029, subject to the executive’s continued employment through that date. Unvested Awards will generally not vest early on any termination of employment, including retirement, death or disability, and will be forfeited on any such termination. However, upon a qualifying termination of employment following a change of control of the Company that occurs after the Grant Date, the Awards will vest in full under the terms of the Plan. They will be forfeited in their entirety upon a termination of employment for cause. Following any other termination, vested Awards will generally remain exercisable for a limited period that depends on the reason for the termination, but in no event beyond the end of the term.

The foregoing description of the Awards does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Performance Recognition and Incentive Awards Agreement, which K-C expects to file with its Annual Report on Form 10-K for the fiscal year ending December 31, 2026.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2026, the Board approved certain amendments to K-C’s By-Laws (as so amended, the “Amended By-Laws”), effective upon the completion of the Mergers on November 2, 2026. The amendments, among other things, revise the advance notice procedures and disclosure requirements applicable to stockholder proposals and director nominations, add requirements addressing the universal proxy rules under Rule 14a-19 under the Exchange Act, revise the procedures for stockholder-requested special meetings, update provisions concerning stockholder meeting notices, meetings held solely by remote communication, meeting conduct, adjournments, the preparation and availability of stockholder lists, eliminate the right of holders of at least ten percent of the voting power represented at a meeting to demand a vote by written ballot, change the quorum requirement for Board meetings, revise the provisions governing Board committees and officers, update the indemnification and expense advancement provisions, and designate the federal district courts of the United States as the exclusive forum for complaints asserting causes of action under the Securities Act, unless K-C selects or consents in writing to an alternative forum. The amendments also remove certain obsolete provisions and make other ministerial, technical, and conforming changes.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended By-Laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Amended By-Laws marked to show the changes from K-C’s By-Laws as in effect immediately prior to the amendments is filed as Exhibit 3.2 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 2, 2026, K-C issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished to the U.S. Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by K-C under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

Certain matters contained in this Current Report concerning estimates, projections, goals, anticipated benefits and statements relating to the Program, including estimates of charges and capital expenditures that K-C expects to incur, and the timing thereof, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are qualified by the inherent risks and uncertainties surrounding future expectations generally. There can be no assurance that these future events will occur as anticipated or that our results will be as estimated. Forward-looking statements are based upon the expectations and beliefs of the management of K-C as of the date they were made and speak only as of the date they were made. K-C undertakes no obligation to publicly update any forward-looking statements.

The assumptions used as a basis for the forward-looking statements include many estimates that, among other things, depend on the successful integration of Kenvue and the achievement of future cost savings and projected volume increases. In addition, many factors outside our control could affect the realization of these estimates. These include risks and uncertainties related to the Kenvue acquisition and the integration of Kenvue’s business, including the risk that the anticipated benefits, synergies and cost savings of the Mergers may not be realized when expected or at all, the risk that integration costs may be higher than expected, the risk that K-C is not able to realize the anticipated benefits of the Program, risks related to the preliminary nature of the estimate of the charges and capital expenditures to be incurred in connection with the Program, which is subject to change, and risks related to any delays in the timing for implementing the Program or potential disruptions to K-C’s business or operations as it executes on the Program. For a description of other factors that could cause K-C’s future results to differ from those expressed in any such forward-looking statements, see Item 1A entitled “Risk Factors” in K-C’s Annual Report on Form 10-K for the year ended December 31, 2025 and our other SEC filings. Other factors not presently known to us or that we presently consider immaterial could also affect our business operations and financial results.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements.

Kenvue’s audited consolidated financial statements and related notes as of December 28, 2025 and December 29, 2024 and for each of the years in the three-year period ended December 28, 2025 and the related report of PricewaterhouseCoopers LLP, Kenvue’s independent registered public accounting firm, were previously filed with the SEC by K-C (File No. 001-00225, Form 8-K dated September 28, 2026, Exhibit 99.2), and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

Kenvue’s unaudited consolidated financial statements and related notes for the three and six months ended June 28, 2026 and June 29, 2025, were previously filed with the SEC by K-C (File No. 001-00225, Form 8-K dated September 28, 2026, Exhibit 99.3), and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of K-C, giving effect to the Mergers and certain related transactions as set forth therein, for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026, and the related notes to the pro forma combined financial information, were previously filed with the SEC by K-C (File No. 001-00225, Form 8-K dated September 28, 2026, Exhibit 99.4), and, pursuant to General Instruction B.3 of Form 8-K, are not required to be filed herewith.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of November 2, 2025, by and among Kenvue Inc., Kimberly-Clark Corporation, Vesta Sub I, Inc. and Vesta Sub II, LLC (incorporated by reference to Exhibit 2.1 to Kimberly-Clark Corporation’s Current Report on Form 8-K filed on November 3, 2025).
3.1	By-Laws of Kimberly-Clark Corporation, as amended November 2, 2026.
3.2	By-Laws of Kimberly-Clark Corporation, as amended November 2, 2026 (marked to show changes from the By-Laws as in effect immediately prior to the amendments).
10.1	Kimberly-Clark Corporation's 2021 Equity Participation Plan, effective April 29, 2021, as amended and restated effective November 2, 2026.
99.1	Press Release of Kimberly-Clark Corporation, dated November 2, 2026.
99.2	Kenvue’s audited consolidated financial statements and related notes as of December 28, 2025 and December 29, 2024 and for each of the years in the three-year period ended December 28, 2025 and the related report of PricewaterhouseCoopers LLP, Kenvue’s independent registered public accounting firm (incorporated by reference to Exhibit 99.2 to Kimberly-Clark Corporation’s Current Report on Form 8-K filed on September 28, 2026).
99.3	Kenvue’s unaudited consolidated financial statements and related notes for the three and six months ended June 28, 2026 and June 29, 2025 (incorporated by reference to Exhibit 99.3 to Kimberly-Clark Corporation’s Current Report on Form 8-K filed on September 28, 2026).
99.4	Kimberly-Clark Corporation’s unaudited pro forma condensed combined financial information, giving effect to the Mergers and certain related transactions as set forth therein, for the year ended December 31, 2025 and as of and for the six months ended June 30, 2026, and the related notes (incorporated by reference to Exhibit 99.4 to Kimberly-Clark Corporation’s Current Report on Form 8-K filed on September 28, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. K-C agrees to furnish a supplemental copy of such schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: November 2, 2026	By:	/s/ Nelson Urdaneta
	Name:	Nelson Urdaneta
	Title:	Senior Vice President and Chief Financial Officer